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                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Steven D. Goldby, certify as of the date hereof, solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Symyx Technologies, Inc. on Form 10-Q for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Symyx Technologies, Inc. at the dates and for the periods indicated.

      This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

                                             By:         /s/ Steven D. Goldby
                                                       ------------------------
                                                       Steven D. Goldby
                                                       Chairman of the Board,
                                                       Chief Executive Officer
                                                       July 30, 2004

      I, Jeryl L. Hilleman, certify as of the date hereof, solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Symyx Technologies, Inc. on Form 10-Q for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Symyx Technologies, Inc. at the dates and for the periods indicated.

      This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

                                             By:         /s/ Jeryl L. Hilleman
                                                       ------------------------
                                                       Jeryl L. Hilleman
                                                       Senior Vice President,
                                                       Chief Financial Officer
                                                       July 30, 2004